UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2005

                          Infinity Capital Group, Inc.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)

                               Fayber Group, Inc.
                          ----------------------------
                            (Former name pre-merger)

                                    Maryland
                           -------------------------
                 (State or other jurisdiction of incorporation)


          000-30999                                      16-1675285
---------------------------                           -------------------
(Commission File Number)                               (I.R.S. Employer
                                                       Identification No.)

                7 Dey Street, Suite 900, New York, New York 10007
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400

                               Fayber Group, Inc.
                                7609 Ralston Road
                                Arvada, CO 80002
                           --------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Total number of pages in this document:    8
                                        -------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2. FINANCIAL INFORMATION.............................................1

SECTION 3. SECURITIES AND TRADING MARKETS....................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS...........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT...............................2

SECTION 6. RESERVED..........................................................5

SECTION 7. REGULATION FD ....................................................5

SECTION 8. OTHER EVENTS .....................................................5

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.................................5

SIGNATURES...................................................................6

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.



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


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

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

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

On October 12, 2005, Jerry Gruenbaum, the Registrant's Interim Chief Financial Officer and Secretary was terminated as an officer of the Company.

On October 12, 2005, Mr. Theodore A. Greenberg was appointed Chief Financial Officer and Secretary by the Board of Directors. Mr. Theodore A. Greenberg has agreed to accept appointment as Chief Financial Officer and Secretary effective November 15, 2005. His biographical information is as follows:

THEODORE A. GREENBERG, age 45, Director and Chief Investment Officer, is a senior financial executive with more than 20 years experience in private equity, consulting, industry and public accounting. Mr. Greenberg has agreed to accept appointment as Chief Financial Officer and Secretary effective November 15, 2005. He was a General Partner and co-founder of Park Avenue Equity Partners, LP, a $110 million private equity fund focused on the middle market. In his five years with Park Avenue, Ted sourced, evaluated and negotiated deals and worked extensively with portfolio companies post acquisition. Prior to founding Park Avenue, he worked with Development Capital, LLC on direct equity investments and served as consulting CFO to one of Development Capital's portfolio companies. Previously, Ted directed the financial services practice at Marcum & Kliegman, LLP, a New York Metropolitan area accounting and consulting firm where he advised on merger and acquisition transactions, as well as operations and taxation. From 1980 to 1993 Ted provided operations, finance and taxation consulting services to a variety of real estate partnerships, financial service companies and entrepreneurial ventures. He graduated with a BS in Accounting, Cum Laude, from the State University of New York at Albany and received an MBA in Finance & Business Policy from the University of Chicago. Mr. Greenberg earned certification as a Certified Public Accountant in New York State.

On October 12, 2005, Mr. Steven Katz was appointed Senior Vice President - Business Development and Director by the Board of Directors. He has agreed to accept appointment as Senior Vice President - Business Development and Director effective November 15, 2005. His biographical information is as follows:

STEVEN KATZ, age 57, former Advisory Director, is President of Steven Katz & Associates, Inc., a health care and technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. Mr. Katz has been President of Steven Katz & Associates, Inc. since 1982. From January 2000 to October 2001 Mr. Katz was also President, Chief Operating Officer and a director of Senesco Technologies, Inc., (AMEX: SNT), a company engaged in the identification and development of proprietary gene technology with application to human, animal and plant systems. From 1983 to 1984 he was a co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to this, Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1981 he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelors of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Boards of Directors of a number of publicly-held corporations, Biophan Technologies, Inc. (OTCBB: BIPH), Health Systems Solutions, Inc. (OTCBB:HSLN), NanoScience Technologies, Inc.

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

(OTCBB:  NANS),  USA  Technologies   (OTCBB:USTT),   and  several  companies  in
registration to go public including IbuyDigital.com, Inc., and Vivid Learning Systems, Inc.

On October 12, 2005, Mr. Conrad R. Huss was appointed Director and John J. Maroney was appointed Advisory Director by the Board of Directors. Their biographical information is as follows:

CONRAD R. HUSS, appointed Director, is a financial professional with over twenty-five years of investment banking and operating experience. Mr. Huss graduated from New York University with a BS in Accounting and Finance, and received his MBA from Adelphi University. Over the course of his career, Mr. Huss has served as Managing Director for a number of investment banking units at small and middle market firms, as a Founding Partner of a boutique bank specializing in technology and health care, and as Chief Executive Officer of a medical technology company.

Presently, Mr. Huss is a principal at Berwyn Capital LLC., a boutique Investment Bank focusing on emerging growth companies.

Previously, Mr. Huss was Managing Director at Hobbs Melville Securities Corp. where he was responsible for overseeing and managing the Investment Banking department, capital markets and administrative functions. Prior to Hobbs Melville, Mr. Huss served as the Managing Director for Auerbach, Pollak & Richardson, Inc. There, he specialized in the technology, health care and consumer product industries and developed operating plans for the banking department, among other initiatives. Mr. Huss previously served as Managing Director, Corporate Finance at Credit Lyonnais USA, Inc. He was responsible for originating transactions for both domestic and non-US clients and for cross-border merger & acquisition assignments and equity offerings.

Mr. Huss served as the Chief Executive Officer at Matrix Instruments Inc., a public medical technology company.

Mr. Huss began his career in the management training program at Pepsico Inc. and held a series of positions in business development and the mergers and acquisitions and group.

JOHN J. MARONEY, appointed Advisory Director, graduated from Fordham University with a B.S. in 1975 and received his MBA in 1977 from Fordham University.

From 2004 to Present he has been President, CEO and Director of Juvent, Inc., located in Somerset, New Jersey. Juvent, Inc. is a company focused on the development of a medical device that provides patients with a unique, non-invasive, and low-cost alternative to the conventional pharmaceutical therapies currently used in the treatment of osteoporosis, osteopenia, and related conditions.

From 1992 to 2002 he was President, CEO, Co-Founder and Chairman of Flemington Pharmaceutical Corporation located Flemington, New Jersey (now NovaDel Pharmaceuticals). NovaDel is a publicly-held (AMEX: NVD) drug development company engaged in the development of novel application drug delivery systems for presently marketed prescription, OTC,and veterinary rugs utilizing its patented lingual spray delivery system.

From 1983 to Present he was President of Landmark Financial Corporation located in Spring Lake, New Jersey. Landmark is a provider of corporate finance services to emerging growth companies in the healthcare sector, specializing in merger and acquisition and product licensing work. Landmark was an affiliate of New

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York-based  investment banking firm Ladenburg,  Thalmann from 1984 -1991, during which time Mr. Moroney held the position of Managing Director.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.
                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements -  None

         Exhibits -  None


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                               -------------------
                                  (Registrant)

                             Dated: October 14, 2005

                             /s/Gregory H. Laborde
                           ---------------------------
                          Gregory H. Laborde, President





















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